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                                                                   EXHIBIT 10.13

                             1996 STOCK OPTION PLAN

                                       OF

               ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

     1. Purpose of the Plan

     The purposes of the 1996 Stock Option Plan (the "Plan") of Environmental Products & Technologies Corporation (the "Company") is to:

          (a) Furnish incentive to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits;

          (b) Encourage officers, selected employees and consultants to accept or continue employment with, or continue consulting to, the Company or its Affiliates; and

          (c) Stimulate greater participation of selected employees, directors and consultants in the Company's welfare through increasing their interest, and participation in the growth of the Common Stock of the Company.

     To accomplish the foregoing objectives, this Plan provides a means whereby officers, directors, employees and consultants may receive options to purchase Common shares. Options granted under this Plan will be either nonqualified options ("NQO") or incentive stock options ("ISO").

     2. Eligible Persons

     Every person who at the date of grant is an employee of the Company is eligible to receive NQOs or ISOs under this Plan; provided, however, that an ISO may not be granted under this Plan to any person who owns, directly or indirectly, stock of the Company constituting more than twenty five percent of the total combined voting power of the Company's outstanding stock, unless the exercise price of the ISO at the time of the option is granted is at least 110 percent of the fair market value of the stock subject to the option, and the option is exercisable for no more than five years after the date of the grant, as set forth in Section 6.2. The term employee includes an officer or director who is an employee, as well as a non-officer, non-director, regular employee of the Company. Every person who at the date of grant is a non-employee director or consultant to the Company is eligible to receive NQOs but shall not be eligible to receive ISOs. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

     3. Stock Subject To This Plan

     The total number of shares of stock which may be granted pursuant to the Plan is 400,000 common shares of the Company, par value $.01 per share. The shares covered by the portion of any grant which expires unexercised under the Plan shall become available again for grants under the Plan. The number of shares reserved for purchase under the Plan is subject to adjustment in accordance with the provisions for adjustment in the Plan.


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     4.   Administration

     The Plan shall be administered by the Board of Directors of the Company or by a committee appointed by the Board which shall not have less than three
Board members (in either case, the "Administrator"). Subject to the provisions of the Plan, the Administrator shall have the authority to select the persons to receive options under the Plan, to fix the number of shares which each optionee may purchase, to set the terms and conditions of each option (including whether each option should be a NQO, an ISO or in part a NQO and in part an ISO), and to determine all other matters relating to the Plan. All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

     5.   Granting of Options

     No options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board of Directors.

     Each option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such option is granted. The agreement shall specify whether each option it evidences is a NQO, an ISO, or in part a NQO and in part an ISO. If an option is in part a NQO and in part an ISO, the agreement shall clearly identify each portion and the number of shares subject to each portion.

     The Administrator can grant ISOs for shares of any value, provided that the value of the shares subject to one or more ISOs first exercisable in any calendar year does not exceed $100,000 (determined at the grant date) plus fifty percent (50%) of any unused limit carryover from prior years.

     The Administrator may approve the grant under this Plan to persons who are expected to become officers, directors, employees of, or consultants to, the Company, but are not officers, directors, employees or consultants at the date of approval. In such cases, the option shall be deemed granted, without further approval, on the date the grantee becomes an officer, director, employee or consultant and must satisfy all requirements of this Plan for options granted on that date.

     6.   Terms and Conditions of Option

     Each option granted under this Plan shall be designated as an ISO, a NQO, or in part an ISO and in part a NQO. Each option shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section
6.3. ISOs shall also be subject to the terms and conditions set forth in
Section 6.3, but not set forth in Section 6.2.

          6.1  Terms and Conditions to which all Options are subject

          All options granted under this Plan shall be subject to the following terms and conditions:

          6.1.1  Changes in Capital Structure



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     Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, appropriate adjustments shall be made in (A) the number and class of shares of stock subject to this Plan and each option outstanding under this Plan, and (B) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. In the case of a fractional share, it shall be rounded to the next full share. Each such adjustment shall be determined by the Administrator at his sole discretion, which determination shall be final and binding on all persons.

          6.1.2  Corporate Transactions.

     New option rights may be substituted for the option right granted under this Plan, or the Company's obligations as to options outstanding under this Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, in such manner that the then outstanding options which are ISOs will continue to be "incentive stock options" within the meaning of the applicable section of the Internal Revenue Code, as amended (the "Code"), to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of Section 6.1.1, if such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, or if the Company's Board of Directors determines, in its sole discretion, that option rights outstanding under this Plan should not then continue to be outstanding, the option rights granted hereunder shall terminate (a) upon dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, or (b) upon any merger, consolidation, acquisition, separation, or similar occurrence, where the Company will not in economic substance be a surviving corporation; provided however, that each optionee shall be mailed notice at least ten days prior to such dissolution, liquidation, merger, consolidation, acquisition, separation or similar occurrence, and shall have at least six days after the mailing of such notice to exercise any unexpired option rights granted hereunder to the extent such option rights are then exercisable.

          6.1.3 Time of Option Exercise. Options granted under this Plan shall be immediately exercisable, and shall be exercisable in whole or in part.

          6.1.4 Change of Option Period. Notwithstanding any other provision of this Plan (except Section 6.3.3), the Administrator may accelerate or defer the earliest date or dates on which outstanding options (or any installments thereof) are exercisable.

          6.1.5 Option Grant Date. Except in case of advance approvals described in Section 5, the date of grant of an option under this Plan shall be the date on which the Administrator approves the grant. No option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

          6.1.6 Nonassignability of Option Rights. No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an option shall be exercisable only by the optionee.



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     6.1.7 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an option is granted or exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment.

     (a) Acceptance, in the case of an optionee who is an employee, of the optionee's full recourse promissory note for all or part of the option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified by Federal tax law at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security in the shares of the Company); and


     (b) Delivery by the optionee of Common Shares already owned by the optionee of all or part of the option price, provided the Value (determined as set forth in Section 6.3.1) of such Common Shares is equal on the date of exercise to the option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any option granted by the Company by delivery of Common Shares, the optionee may not, within six months following such exercise, exercise any option granted under this Plan by delivery of Common Shares.

     6.1.8 Termination of Employment. Option rights, granted to an employee under this Plan, to the extent such rights have not then expired or been exercised, shall terminate three months after optionee ceases, for any reason, to be an employee of the Company, and shall not be exercisable on or after said date, except that if termination of employment is due to the disability or death of the optionee, the optionee, or the optionee's representative or any other person who acquires the option rights from the optionee by will or the applicable laws of descent and distribution, may within twelve months after the termination of employment, exercise the rights to the extent they were exercisable on the date of the termination. A transfer of an optionee from the company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Company, shall not be deemed a termination of employment or a break in continuous employment. Option rights granted to a consultant under this Plan, to the extent such rights have not expired or been exercised, shall terminate at such times and in such a manner as provided by the Administrator at the time of grant.

     6.1.9 Repurchase of Stock. At the option of the Administrator, the stock to be delivered pursuant to the exercise of any option granted to an employee under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee whose employment with the Company is terminated. At the option of the Administrator, the stock to be delivered pursuant to exercise of any option granted to a consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any consultant whose consultancy to the Company is terminated. Any right of repurchase shall be at the option exercise price and shall expire at such times as set by the Administrator. Fractional Shares subject to repurchase shall be rounded to the nearest full share.

     6.1.10 Other Provisions. Each option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the option as an "incentive stock option" within the meaning of the Code.

     6.2 Terms and Conditions to Which Only NQOs Are Subject.

Options granted under this Plan which are designated as NQOs shall be subject to the following




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terms and conditions:

          6.2.1 Exercise Price. The exercise price of a NQO shall be not less than 85 percent of the fair market value (determined in accordance with Section 6.3.1) of the stock subject to the option on the date of the grant.

          6.2.2 Option Term. Each NQO granted under this Plan shall expire ten years from the date of its grant or such earlier date as may be set by the Administrator on the date of its grant.

          6.2.3 Withholding and Employment Taxes. At the time of exercise of an NQO, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.

     6.3  Terms and Conditions to which Only ISOs Are Subject.
Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          6.3.1 Exercise Price. The exercise price of an ISO, which shall be approved by the Board of Directors, shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined as described in the paragraph) of the stock covered by the option at the time the option is granted, except that the exercise price of an ISO granted to any person who owns, directly or indirectly, (or is treated as owning by reason of attribution rules, currently set forth in Code Section 425) stock of the Company constituting more than ten percent of the total combined voting power of the Company's outstanding stock, or the stock of any Affiliate of the Company, shall in no event be less than 110 percent of such fair market value. In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business. If the stock of the Company is regularly quoted by a recognized securities dealer, its fair market value shall be the mean between the high bid and the low asked price for the stock on the date the option is granted (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices). If the stock of the Company is listed on any stock exchange, its fair market value shall be the mean between the highest and lowest selling prices for such stock as quoted on such exchange (or the largest such exchange) for the date the option is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales).

          6.3.2 Expiration. Unless an earlier expiration date is specified by the Administrator at the time of grant, each ISO granted under this Plan shall expire ten years from the date of its grant, except that an ISO granted to any person who owns, directly or indirectly, (or is treated as owning by reason of applicable attribution rules, currently set forth in Code Section 425) stock of the Company constituting more than twenty five percent of the total stock of any Affiliate of the Company, shall expire five years from the date of its grant.

          6.3.3 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of within two years from the date of grant of the option or within one year after the transfer of the stock to the optionee, the holder of the stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may

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reasonably require.

                6.3.4 Withholding Taxes. At the time of exercise of the ISO, the optionee shall remit to the Company in cash any applicable state withholding and employment taxes.

        7.  Manner of Exercise.

        An optionee wishing to exercise an option shall give written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by an executed stock option agreement in the form and substance satisfactory to the Company and by payment of the exercise price as provided in Section 6.1.7. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such option was exercised.

        Promptly after receipt of written notice of exercise of an option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an option shall not have any privileges as shareholders with respect to any stock covered by the option until the date of issuance of a stock certificate.

        8.  Employment or Consulting Relationship

        Nothing in this Plan or any option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee's employment or consultancy at any time, nor confer upon any optionee any right to continue in the employ of, or consulting to, the Company or any of its Affiliates.

        9.  Amendment, Suspension or Termination of This Plan

        The Board of Directors of the Company may from time to time, with respect to any shares at the time not subject to options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares of Common Stock which may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

        No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted to such Optionee under the Plan.

        The Plan shall terminate on September 30, 2006.

       10.  Effective Date of the Plan


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        The Plan shall become effective upon adoption by the Board of
Directors; provided, however, that no option shall be exercisable unless and until unanimous written consent of the stockholders of the Company, or approval by stockholders of the company voting at a validly called Stockholders meeting and holding a majority (or such greater number as may be required by law or entitled to vote), is obtained within 12 months after adoption by the Board of Directors.

Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.



Date adopted by the Board of Directors: Dec. 27, 1995



Date approved by Shareholders: Dec. 30, 1995



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                       EMPLOYEE STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of ___________, between Environmental Products & Technologies Corporation, a Delaware Corporation ("Company"), and ____________________ ("Purchaser").

        THE PARTIES AGREE AS FOLLOWS:

        1. Purchase of Shares. Pursuant to the Company's 1996 Stock Option Plan ("Plan") a copy of which is attached to this Agreement as Exhibit 1, the Company hereby sells to Purchaser, and the Purchaser hereby buys from the Company, __________ shares ("Plan Shares") of the Company's $.01 par value Restricted Common Stock on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

        2. Purchase Price. The purchase price of the Plan Shares shall be $______ per share, for a total purchase price of $______ ("Purchase Price") payable upon execution of this Agreement in cash or by check to the order of the Company.

        3.  Employee Stock Restriction Agreement.

                3.1 Execution of Agreement. This Agreement shall not become effective until Purchaser shall have executed an Employee Stock Restriction Agreement with respect to "Plan Shares" ("Restrictive Agreement") in the form attached hereto as Exhibit 2.

                3.2 Taxation Election. No certificate for "Plan Shares" shall be delivered and this Agreement shall not become effective until Purchaser shall have signed and delivered to the Company either the election attached hereto as Exhibit 3, or the waiver of election attached hereto as Exhibit 4.

        4. Representations, Warranties, Covenants, and Acknowledgements of Purchaser. Purchaser hereby represents, warrants, covenants, acknowledges and agrees that:

                4.1 Investment. Purchaser is acquiring the "Plan Shares" for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the "Plan Shares" for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

                4.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the "Plan Shares."


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     4.3  Relation to Company. Purchaser is presently an officer, director, or employee of the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

     4.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company. Purchaser has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

     4.5 Speculative Investment. Purchaser's investment in the Company represented by the "Plan Shares" is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's total financial resources and would not jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

     4.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the "Plan Shares" has not been registered under the Securities Act of 1933 (the "Act") and the "Plan Shares" cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the "Plan Shares" under the Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Act, including without limitation any exemption pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available unless: (i) a public trading market then exists in the Company's capital stock; (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public; and
(iii) all other terms and conditions of Rule 144 have been satisfied.

     4.7 Public Trading. The Company's securities are presently publicly traded, and the Company has made no representations, covenant or agreement as to whether there will be a public market for any of its securities at the time the option is exercised.

     4.8 Tax Advise. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement and Purchaser is in no manner relying on the company or its representatives for an assessment of such tax consequences.



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     5.   Binding Effect. Subject to the limitations set forth in this
Agreement, this Agreement shall be binding upon and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto.

     6. Damages. Purchaser shall be liable to the Company for all cost and damages, including incidental and consequential damages, resulting from a disposition of "Plan Shares" which is not in conformity with the provisions of this Agreement.

     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

     8. Notice. All notices and other communications under this Agreement shall be in writing. Unless and until the Participant is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed to the Company's executive offices.

     Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Participant and relating to this Agreement, if not delivered by hand, shall be mailed to Participant's last known address as shown on the Company's books. Notice and communications shall be mailed by registered mail, return receipt requested, postage prepaid. All mailing and deliveries related to this Agreement shall be deemed received only when actually received.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this _____ day of _____________, 199__.






ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION




By ___________________________




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     The Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

Purchaser:
          ----------------------------------------

     Purchaser's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares hereby purchased.


Purchaser's Spouse:
                   -----------------------------------------------





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                      NON-QUALIFIED STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Agreement"), is made and entered into as of ___________, 199_, between Environmental Products & Technologies Corporation, a Delaware corporation ("Company") and____________________, ("Optionee").

     The Parties Agree As Follows:

     1. Grant of Option and Effective Date.

          1.1 Grant. The Company hereby grants to Optionee pursuant to the Company's 1996 Stock Option Plan ("Plan"), a Non Qualified Stock Option ("NQO") to purchase all or any part of an aggregate of_____________ shares ("NQO Shares") of the Company's Common Stock on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being incorporated into this Agreement by reference.

          1.2 Effective Date. The effective date of this NQO is _____________("Effective Date").

     2. Exercise Price. The exercise price for the purchase of the NQO shares covered by this NQO shall be $_________ per share.

     3. Term. Unless otherwise specified on Exhibit 1 attached hereto, (the absence of such exhibit indicating that no exhibit was intended), this NQO shall expire as provided in Section 6.3.2 of the Plan.

     4. Adjustment of NQOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

     5. Exercise of Options.

          5.1 Time of Exercise. The NQO shall be exercisable in whole or in part as of the Effective Date.

          5.2 Exercise After Termination of Employment. This NQO may be exercised after termination of the Optionee's employment only in accordance with the provisions of Section 6.1.8 of the Plan.

          5.3 Manner of Exercise. Optionee may exercise this NQO, or any portion of this NQO, by giving written notice to the company at its principal executive office, to the attention of the Secretary of the Company, accompanied by a copy of the Stock Option Plan Purchase Agreement ("Stock Purchase Agreement") in substantially the form attached hereto as Exhibit 1 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

     Promptly after receipt of written notice of exercise of the NQO, the Company shall without stock issue taxes or transfer taxes to the Optionee or other person entitled to exercise, deliver to the


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Optionee or other person a certificate or certificates for the requisite number of NQO Shares. An Optionee or transferee of an option shall not have any privileges as a shareholder with respect to any NQO Shares covered by the option until the date of issuance of a stock certificate.

          5.4 Payment. Payment in full, in cash, shall be made for all NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, and proceeds of any payment shall constitute general funds of the Company.

     6. Nonassignability of NQO. This NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void.

     7. Company's Rights to Repurchase Upon Termination of Employment. The NQO Shares shall be subject to a right of repurchase in favor of the Company (the "Right of Repurchase"). The company may purchase NQO Shares subject to the Right of Repurchase for an amount per share equal to the price per share the Optionee paid for the NQO Shares (exclusive of any taxes paid upon acquisition of the stock) if the Optionee's employment, directorship or consultancy with the Company terminates before the Right of Repurchase expires. Fractional shares subject to repurchase shall be rounded to the fullest share. The Optionee may not dispose of or transfer NQO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

     8. Company's Right of First Refusal Repurchasing Exercised Shares.

     8.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge, or otherwise transfer any NQO Shares, the Company shall have a right of first refusal ("Right of First Refusal") with respect to such NQO Shares. Any Optionee desiring to transfer NQO Shares to any person or entity shall give a written notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of NQO Shares proposed to be transferred, the proposed transfer price, and the name and address of the purposed transferee. The Transfer Notice shall be signed both by the Optionee and by the proposed transferee and must constitute a binding commitment of both parties for the transfer of such NQO Shares. The Company shall have the right to purchase the NQO Shares subject to the Transfer Notice on the terms of the proposed transfer described in the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered at the Company. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part.

     8.2 Transfer of Exercised Shares. If the Company fails to exercise the Right of First Refusal within 30 days from the date the Transfer Notice is delivered to the Company, the Optionee may, not less than 30 days following delivery to the Company of the Transfer Notice, conclude a transfer of the NQO Shares subject to the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 8.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of the NQO Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the NQO Shares other than in cash, the Company shall have the option of paying for the NQO Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.


                                     2 of 7

     8.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of the NQO Shares other than a transferee acquiring NQO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

     8.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 8, in the event that the stock is listed on an established stock exchange or quoted on the National Association of Securities Dealers Automated Quotation system at the time the Optionee desires to transfer NQO Shares, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures Sections 8.1 through 8.3.

     9.   Restriction on Issuance of Shares.

          9.1 Legality of Issuance. The Company shall not be obligated to sell or issue any NQO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended ("Act").


          9.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of this NQO or any NQO Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any NQO Shares pursuant thereto to comply with any law.

     10. Restriction on Transfer. Regardless of whether the sale of the NQO Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of the NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

     11. Stock Certificates. Stock Certificates evidencing NQO Shares will bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

          "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933 ("Act"). Any transfer of such securities will be invalid unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

          "It is unlawful to consummate a sale or transfer of these securities, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Secretary of State of the State of North Carolina, except as permitted in the Commissioner's rules."

          "The securities represented hereby are subject to a Right of First Refusal ("Right of First Refusal") by the company pursuant to the provisions of the Company's 1995 Stock Option Plan and a purchase agreement relating to such securities, and may not be sold or otherwise transferred except in compliance with the terms of such Right of First Refusal."


                                     3 of 7

     "The securities represented hereby may be subject to a right of repurchase by the Company, pursuant to the provisions of the Company's 1996 Stock Option Plan and the agreement relating to the acquisition of such securities should the person initially issued these securities cease to be employed by the Company or any affiliate thereof."

     12. Representations, Warranties, Covenants and Acknowledgements of the Optionee Upon Exercise of NQO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of the NQO Shares may be conditioned upon the purchasing NQO Shares ("Purchaser") making certain representations, warranties, and acknowledgements, including, without limitation those set forth in Section 12.1 through 12.7 inclusive:

          12.1 Investment. Purchaser is acquiring the NQO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the NQO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

          12.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the NQO Shares.

          12.3 Relations to Company. Purchaser is presently an officer, director or other employee of the Company and in such capacity has become personally familiar with the business affairs, financial condition, and results of operations of the Company.

          12.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the NQO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

          12.5 Speculative Investment. Purchaser's investment in the Company represented by the NQO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of the Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

          12.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the NQO Shares has not been registered under Act and the NQO Shares cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no agreement, covenants or undertakings whatsoever to register the transfer of any of the NQO Shares under the Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available.

          12.7 Tax Advice. The Company has made no warranties or representations to



                                     4 of 7

Purchaser with respect to the income tax consequences of the transactions contemplated by the option agreement pursuant to which the NQO Shares will be purchased and Purchaser is in no manner relying on the Company or the Company's representatives for an assessment of such tax consequences.

     13. Recision, Avoidance or Reformation in Certain Circumstances. The parties acknowledge that any grant to purchase Restricted Common Stock was based upon their mutual belief that: (i) Restricted Common Stock constitutes a series of Common Shares and its conversion into Common Stock is not a taxable event, and (ii) that the Company need not incur compensation expense for financial reporting or accounting purposes based on the difference between the fair market value of the Company's Restricted Common Stock and the fair market value of the Common Stock into which it is convertible. The parties further acknowledge that the above beliefs were a basic assumption on which the grant was made and that the failure of either or both of the assumptions would be a mutual mistake of fact having a material effect on the agreed exchange of performances. In consequence, should the Company be notified by its certified public accountants prior to December 31, that it will be required to recognize any such compensation expense, or should any legal authority be published relating to securities similar to the Restricted Common Stock (including without limitation, any revenue ruling of the Internal Revenue Service or any pronouncement by the Financial Accounting Standards Board) which shows the above beliefs to have been false, the Company shall have a right (but not an obligation), without further act of the Optionee, to rescind or avoid this Agreement or to reform this Agreement to conform with any such published authority. The Company in such event shall also have a right (but not an obligation) to rescind the sale of the NQO Shares (and any other securities into which they may be converted).

     14. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

     15. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of shares which is not in conformity with the provisions of this Agreement.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

     17. Notices. All matters and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement if not delivered by hand, shall be mailed to the Company's executive offices:

               Environmental Products & Technologies Corporation
                                  P.O. Box 261
                      New Bern, North Carolina 28563-0261

     Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notice and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.



                                     5 of 7

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

               Environmental Products & Technologies Corporation

                     By
                       -----------------------------

This Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

          ---------------------------
          Optionee

          Date:
             ------------------------

Optionee's spouse indicates by execution of this Non-Qualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, in the options granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.


          ---------------------------
          Optionee's Spouse


                                     6 of 7

                                  SCHEDULE ONE

     If Termination
     Occurs Following
     the Effective Date                  Portion of The Stock
     of the Option Agmt                  For Purchase at Cost
     ------------------                  --------------------
     Within 12 Months                                   100%

     From the 13th thru the 24th mo                      75%

     Between 25 months and                               50%
                                       less an additional 2%
                                       each full month after
                                       initial 24 months

     After 50 months                   None

Environmental Products & Technologies Corporation


By:
   --------------------------

-----------------------------
Optionee

Dated:
      -----------------------


Optionee's Spouse

-----------------------------




                                     7 of 7

                        INCENTIVE STOCK OPTION AGREEMENT


        This Agreement Stock Option Agreement ("Agreement"), is made and entered into as of __________, 199__, between Environmental Products & Technologies Corporation, a Delaware corporation ("Company") and
______________, ("Optionee").

        The Parties Agree As Follows:

        1.  Grant of Option and Effective Date.

                1.1 Grant. The Company hereby grants to Optionee pursuant to the Company's 1996 Stock Option Plan ("Plan"), an Incentive Stock Option (the "ISO") to purchase all or any part of an aggregate of ____________ shares (the "ISO Shares") of the Company's Common Stock on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being incorporated into this Agreement by reference.

                1.2 Effective Date. The effective date of this ISO is __________ ("Effective Date").

        2. Exercise Price. The exercise price for the purchase of the ISO shares covered by this ISO shall be $______ per share.

        3. Term. Unless otherwise specified on Exhibit 1 attached hereto, this ISO shall expire as provided in Section 6.3.2 of the Plan.

        4. Adjustment of ISOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

        5.  Exercise of Options.

                5.1 Time of Exercise. The ISO shall be exercisable in whole or in part as of the Effective Date except as provided in Exhibit 1 attached hereto.

                5.2 Exercise After Termination of Employment. This ISO may be exercised after termination of the Optionee's employment only in accordance with the provisions of Section 6.1.8 of the Plan.

                5.3 Manner of Exercise. Optionee may exercise this ISO, or any portion of this ISO, by giving written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by a copy of the Stock Option Plan Purchase Agreement ("Stock Purchase Agreement") executed by Optionee. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this ISO was exercised.

        Promptly after receipt of written notice of exercise of the ISO, the Company shall without stock issue taxes or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of ISO Shares. An Optionee or transferee of an option shall not have any privileges as a shareholder with respect to any ISO Shares covered by the option until the date of issuance of a stock certificate.


                                     1 of 7

                5.4 Payment. Payment in full, in cash, shall be made for all ISO Shares purchased at the time written notice of exercise of the ISO is given to the Company, and proceeds of any payment shall constitute general funds of the Company.

        6. Nonassignability of ISO. This ISO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, the ISO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this ISO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this ISO, shall be null and void.

        7. Company's Rights to Repurchase Upon Termination of Employment. The ISO Shares shall be subject to a right of repurchase in favor of the Company ("Right of Repurchase"). The company may purchase ISO Shares subject to the Right of Repurchase for an amount per share equal to the price per share the Optionee paid for the ISO Shares if the Optionee's employment, directorship or consultancy with the Company terminates before the Right of Repurchase expires. Fractional shares subject to repurchase shall be rounded to the fullest share. The Optionee may not dispose of or transfer ISO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

        8.  Company's Right of First Refusal Repurchasing Exercised Shares.

                8.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge, or otherwise transfer any ISO Shares, the Company shall have a right of first refusal ("Right of First Refusal") with respect to such ISO Shares. Any Optionee desiring to transfer ISO Shares to any person or entity shall give a written notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of ISO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed by both the Optionee and by the proposed transferee and must constitute a binding commitment of both parties for the transfer of such ISO Shares. The Company shall have the right to purchase the ISO Shares subject to the Transfer Notice on the terms of the proposed transfer described in the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered at the Company. The Company's rights under this Section 8.1 shall be freely assignable, in whole or in part.

                8.2 Transfer of Exercised Shares. If the Company fails to exercise the Right of First Refusal within 30 days from the date the Transfer Notice is delivered to the Company, the Optionee may, not less than 30 days following delivery to the Company of the Transfer Notice, conclude a transfer of the ISO Shares subject to the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 8.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of the ISO Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the ISO Shares other than in cash, the Company shall have the option of paying for the ISO Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

                8.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of the ISO Shares other than a transferee acquiring ISO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.


                                     2 of 7

     8.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 8, in the event that the stock is listed on an established stock exchange or quoted on the National Association of Securities Dealers Automated Quotation system at the time the Optionee desires to transfer ISO Shares, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures Sections 8.1 through 8.3.

     9.   Restriction on Issuance of Shares.

          9.1 Legality of Issuance. The Company shall not be obligated to sell or issue any ISO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the "Act").

          9.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of this ISO or any ISO Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any ISO Shares pursuant thereto to comply with any law.

     10. Restriction on Transfer. Regardless of whether the sale of the ISO Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of the ISO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

     11. Stock Certificates. Stock Certificates evidencing ISO Shares will bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

          "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933 ("Act"). Any transfer of such securities will be invalid unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

          "It is unlawful to consummate a sale or transfer of these securities, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Secretary of State of the State of North Carolina, except as permitted in the Commissioner's rules."

          "The securities represented hereby are subject to a Right of First Refusal ("Right of First Refusal") by the company pursuant to the provisions of the Company's 1996 Stock Option Plan and a purchase agreement relating to such securities, and may not be sold or otherwise transferred except in compliance with the terms of such Right of First Refusal."

          "The securities represented hereby may be subject to a right of repurchase by the Company, pursuant to the provisions of the Company's 1996 Stock Option Plan and the agreement relating to the acquisition of such securities should the person initially issued these securities cease to be employed by the Company or any affiliate thereof."



                                     3 of 7

     12. Representations, Warranties, Covenants and Acknowledgements of the Optionee Upon Exercise of ISO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of the ISO Shares may be conditioned upon the purchasing ISO Shares ("Purchaser") making certain representations, warranties, and acknowledgements, including, without limitation those set forth in Section 12.1 through 12.7 inclusive:

          12.1 Investment. Purchaser is acquiring the ISO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the ISO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

          12.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the ISO Shares.

          12.3 Relation to Company. Purchaser is presently an officer, director or other employee of the Company and in such capacity has become personally familiar with the business affairs, financial condition, and results of operations of the Company.

          12.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the ISO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

          12.5 Speculative Investment. Purchaser's investment in the Company represented by the ISO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of the Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

          12.6 Registration. Purchase must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the ISO Shares has not been registered under Act and the ISO Shares cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no agreement, covenants or undertakings whatsoever to register the transfer of any of the ISO Shares under the Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available.

          12.7 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the option agreement pursuant to which the ISO Shares will be purchased and Purchaser is in no manner relying on the Company or the Company's representatives for an assessment of such tax consequences.



                                     4 of 7

     13. Recision, Avoidance or Reformation in Certain Circumstances. The parties acknowledge that any grant to purchase Restricted Common Stock was based upon their mutual belief that: (i) Restricted Common Stock constitutes a series of Common Shares and its conversion into Common Stock is not a taxable event, and (ii) that the Company need not incur compensation expense for financial reporting or accounting purposes based on the difference between the fair market value of the Company's Restricted Common Stock and the fair market value of the Common stock into which it is convertible. The parties further acknowledge that the above beliefs were a basic assumption on which the grant was made and that the failure of either or both of the assumptions would be a mutual mistake of fact having a material effect on the agreed exchange of performances. In consequence, should the Company be notified by its certified public accountants prior to December 31, that it will be required to recognize any such compensation expense, or should any legal authority be published relating to securities similar to the Restricted Common Stock (including without limitation, any revenue ruling of the Internal Revenue Service or any pronouncement by the Financial Accounting Standards Board) which shows the above beliefs to have been false, the Company shall have a right (but not an obligation), without further act of the Optionee, to rescind or avoid this Agreement or to reform this Agreement to conform with any such published authority. The Company in such event shall also have a right (but not an obligation) to rescind the sale of the ISO Shares (and any other securities into which they may be converted).

     14. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

     15. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of shares which is not in conformity with the provisions of this Agreement.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     17. Notices. All matters and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement if not delivered by hand, shall be mailed to the Company's executive offices:

                                  P.O. Box 261
                      New Bern, North Carolina 28563-0261

     Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notice and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

     Environmental Products and Technologies Corporation



                                     5 of 7

          By ____________________

This Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


     _______________________
     Optionee

     Date: _________________


Optionee's spouse indicates by execution of this Incentive Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, in the options granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.


     _______________________
     Optionee's Spouse











                                     6 of 7

                                  SCHEDULE ONE


     If Termination                Portion of The Stock
     Occurs Following              For Purchase at Cost
     The Effective Date
     Of the Option Agmt
     ------------------

     Within 12 Month                              100%

     From the 13th thru 24th            75%

     From 25th mo. thru 49th mo.             50%
                                             less an Additional 2% each
                                             full month after 24th month

     After 50 months                                   None

Environmental Products & Technologies Corporation


By: _________________________


_____________________________
Optionee


Dated: ______________________


Optionee's Spouse


_____________________________





                                     7 of 7

                      EMPLOYEE STOCK RESTRICTION AGREEMENT


     This Agreement is made as of the _______ day of ______________, 199__, by and between Environmental Products & Technologies Corporation, an Delaware Corporation, ("Company"), and ________________ (Shareholder).


                                  WITNESSETH:

     WHEREAS, the Company has issued and the Shareholder has acquired Common Stock of the Company; and

     WHEREAS, it is in the interest of the Company and Shareholder that Shareholder be required to remain with the Company for a period of time as designated in the 1996 Stock Option Plan to retain his Common Stock.

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. Consideration. In consideration, for the execution by other employee-shareholders of substantially similar agreements, Shareholder is a party to this Agreement.

     2.   Purchase Option.

               2.1 General. The _______ shares of the Company's Restricted Common Stock purchased by Shareholder (hereinafter sometimes collectively referred to as the "Stock") shall be subject to the option ("Purchase Option") set forth in this paragraph 2. In the event Shareholder shall cease to be employed by the Company (the term Company to include all parent, subsidiaries or affiliates of the Company) for any reason, with or without cause, other than by reason of death or Permanent Disability (as hereinafter defined), The Purchase Option may be exercised in accordance with this Agreement. In such event, the Company shall have the right to purchase from the Shareholder up to but not exceeding the number of shares of Stock specified in paragraph 2.2 or
2.3 below, whichever is applicable.

               2.2 Termination of the Cause. If Shareholder's employment is terminated by the Company for cause at any time during the term of this Agreement, the Company may exercise the Purchase option, at a price per share equal to $_________ ("Cost"), as to all or any portion of the Stock. For purposes of this paragraph 2.2 the term "cause" shall mean the willful breach or habitual neglect by Shareholder of such reasonable duties as Shareholder is required to perform as an employee of the Company or under any employment agreement with the Company, except that it shall not encompass resignation by Shareholder even if such resignation would constitute a willful breach by Shareholder of an employment agreement with the Company.

               2.3 Termination Other than by Death, Disability or for Cause. If Shareholder ceases to be employed by the Company for any reason other than death, Permanent Disability or termination for cause, as defined above, at any time during the term of this Agreement, the Company may exercise the Purchase Option, at a price per share equal to a Cost, as to the maximum portion of the Stock specified in the table below. As to any remaining portion of the Stock, the Company may exercise the Purchase Option at a price per share equal to the fair market value per share of such Stock, determined as set forth in paragraph 2.4.



                                     1 of 5


If Termination           Portion of the Stock     Portion of Stock for
  Occurs                 for Purchase at Cost     Purchase at Fair
Following the                                            Market
Effective Date                                           Value
Of the Option Agmt:
-------------------      --------------------     --------------------

 Within 12 Months
 of the date                100%

 From 13th thru 24th         75%                       25%

 From 25th thru 49th         50%                       50%

                             less 2% per Mo.           plus 2% per mo.
                             after 24th mo.            after 24th mo.

 After 50 month                   None                 None

Provided, however, anything in this paragraph 2.3 notwithstanding, in the event that Shareholder's employment is terminated by the Company without cause after 36 months from the date of this Agreement, the Company shall have the Purchase Option only with respect to the portion of the Stock specified in the table above for purchase at Cost.

          2.4 Fair Market Value. For purposes of paragraph 2 and paragraph 3, the fair market value per share of the Stock shall be determined as follows: If shareholder (or his personal representative) and the board of Directors of the Company are unable to agree on the fair market value per share of the stock, such fair market value shall be determined by an independent third party selected and agreed to by the Shareholder (or his personal representative) and the Board of Directors. In the event the parties cannot agree to an independent third party within 10 days after the date of termination of employment, either party may petition any court of competent jurisdiction to select such third party.

          2.5 No Effect on Right to Terminate Shareholder. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the company, to terminate Shareholder's employment, for any reason, with or without cause.

          2.6 Permanent Disability. For the purposes of paragraphs 2 and 3, "Permanent Disability" means a physical or mental disability which causes the Shareholder to be absent from, or to be unable to perform, his or her duties or obligations to the Company on a full time basis for a period of at least six months. Whether Shareholder has incurred Permanent Disability shall be conclusively determined for purposes of this Agreement by a physician appointed by the head of Internal Medicine Department at a locally selected hospital convenient to the Shareholder.

     3. Death or Disability.

          3.1 Death. In the event that Shareholder dies, the Company shall purchase from the Shareholder or his personal representative, as the case may be, at a purchase price equal to the fair market value of the Stock determined as set forth in paragraph 2.4, that portion of the


                                     2 of 5

Stock which can be purchased at such price by use of the proceeds from any insurance policy insuring against the death of Shareholder which names the Company as the beneficiary thereof. In addition, the Company may purchase the remaining portion of the Stock at a purchase price equal to such fair market value.

          3.2 Disability. In the event that Shareholder is permanently Disabled, the Company shall purchase from the Shareholder or his personal representative, as the case may be, all of the Stock. In such event, the purchase price for the Stock shall be the fair market value of the Stock determined as set forth in paragraph 2.4.

     4. Purchase Procedure.

          4.1 No Dispute Regarding Fair Market Value. In the event of a purchase of Stock pursuant to this Agreement when there is agreement on the fair market value per share, the Company shall have the right at any time within 30 days after the date Shareholder ceases to be employed by the company for any reason or 30 days from the date the Board of Directors of the Company and Shareholder (or his personal representative) agree on the fair market value per share of Stock, whichever is later, to purchase from Shareholder shares of Stock pursuant to paragraphs 2.2, 2.3, 3.1 or 3.2. the right to make any such purchase shall be exercised by written notice by an officer of the Company and delivered as provided in paragraph 12.

          4.2 Dispute Re Fair Market Value. In the event of a purchase of Stock pursuant to this Agreement the fair market value of which is determined by a third party selected pursuant to paragraph 2.4, such third party shall render his determination of the fair market value per share of the Stock within 15 days of his selection and shall contingently apportion his fees an costs for such determination between the Company and the Shareholder. If the Company thereafter purchases all or any shares of Stock at such determined fair market value then such apportionment shall be final. If the Company purchases none of the Stock then it shall pay all fees and costs of such third party. The Company may give notice of its intent to purchase Stock at any time within 30 days after the date the third party renders his determination of the fair market value of the Stock, and may purchase such Stock at any time within 45 days after the date of such notice.

          4.3 Payment. Payment by the Company may be made, at its option, in cancellation of all or a portion of any acknowledged outstanding indebtedness of Shareholder to the Company or in cash or both.

     5. Certain Events. If, from time to time, there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Shareholder is entitled by reason of his ownership of Stock shall be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of this Agreement with the same force and effect as the shares of Stock presently subject hereto. While the total purchase price shall remain the same after each such event, the purchase price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

     6. Right of First Refusal. Before any shares of stock registered in the name of Shareholder and not subject to the Purchase Option may be sold or transferred (including transfer by operation of law) such shares shall first be offered to the Company.

          6.1 Shareholder's Notice. The Shareholder shall deliver a notice ("Notice") to the Company stating (i) his bona fide intention to sell or transfer such shares, (ii) the number of


                                     3 of 5
such shares to be sold or transferred, (iii) the price for which he proposes to sell or transfer such shares, and (iv) the name of the proposed purchaser or transferee.

          6.2 Exercise of First Refusal Right. Within thirty (30) days after delivery of the Notice, the Company may by notice duly given elect to purchase at least fifty percent of the shares to which the Notice refers, at the price per share specified in the Notice.

          6.3 Sale to Third Parties. If all or any portion of the shares to which the Notice refers are not elected to be purchased pursuant to paragraph
6.2 hereof, the Shareholder may sell such shares to any person named in the Notice at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within six (6) months of the date of the Notice to the Company, and provided, further, that any such sale is in accordance with all terms and conditions hereof.

     7. Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legends or substantially similar legends to the extent that the particular legend applies:

     (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN EMPLOYEE STOCK RESTRICTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH, IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY"

     (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN EMPLOYEE STOCK RESTRICTION AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY"

     (c) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPTION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED"

     8. No Transfer of Stock Subject to Purchase Option. Shareholder shall not sell or transfer any shares of the Stock still subject to the Purchase Option, provided that Shareholder may transfer up to 500 shares of such Stock to a trust for the benefit of one or more of his children.

     9. No Transfer of Stock on Company Books. The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     10. Further Action. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three days after deposit in the United States Post Office, by registered or certified mail, return receipt requested, with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature

                                     4 of 5
or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

     12. Successors and Assigns. Subject to the restrictions on transfer and assignment specifically set forth herein, this Agreement shall inure to the benefit of the executors, administrators, heirs, successors and assigns of the parties.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

By
  ----------------------------

Title:
      ------------------------


SHAREHOLDER

------------------------------

Address:
        ---------------------------

       ---------------------------

OPTIONEE'S SPOUSE

------------------------------


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